SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                   ----------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                       Carnegie International Corporation
             (Exact name of Registrant as Specified in Its Charter)

                    Colorado                                13-3692114
   (State of Incorporation or Organization)              (I.R.S. Employer
                                                        Identification no.)

11350 McCormick Road, Executive Plaza #3
Hunt Valley, Maryland                                         21031
   (Address of Principal Executive Offices)                 (Zip Code)

If this form relates to the               If this form relates to the
registration of a class of securities     registration of a class of securities
pursuant to Section 12(b) of the          pursuant to Section 12(g) of the
Exchange Act and is effective             Exchange Act and is effective
pursuant to General Instruction           pursuant to General Instruction
A.(c), please check the following         A.(d),  please check the following
box. |X|                                  box. |_|


Securities Act registration statement file number to which this form relates:___
                                                                 (If applicable)

Securities to be registered pursuant to Section 12(b) of the Act:

Title of Each Class                       Name of Each Exchange on Which
to be so Registered                       Each Class is to be Registered

Common Stock                              American Stock Exchange




Securities to be registered pursuant to Section 12(g) of the Act:

________________________________________________________________________________
                                (Title of Class)


________________________________________________________________________________
                                (Title of Class)

Item 1.  Description of Registrant's Securities to be Registered

     The Registrant hereby incorporates the description of its Common Stock, no par value, contained in its Registration Statement on Form 10-SB/A, filed with the Commission on February 12, 1999, under the heading "ITEM 8. DESCRIPTION OF CAPITAL STOCK".


Item 2.  Exhibits

         Form 10-SB/A filed with the Commission on February 12, 1999 (File No. 0-8918) incorporated herein by reference. This Exhibit will be filed with the application filed with the American Stock Exchange.


                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.


Date:  April 28, 1999                     CARNEGIE INTERNATIONAL CORPORATION



                                          By:  /s/ Lowell Farkas
                                               Lowell Farkas
                                               President and Chief Executive
                                               Officer




C77099.108